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EXHIBIT 24.1

POWER OF ATTORNEY
For Registration Statement of
USA Interactive

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC"), under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-4 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Julius Genachowski and Dara Khosrowshahi, his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 4th day of November, 2002.

/s/ BARRY DILLER ______________________________________
Name:	Barry Diller
Title:	Chairman of the Board, Chief
Executive Officer and Director

POWER OF ATTORNEY
For Registration Statement of
USA Interactive

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC"), under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-4 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Julius Genachowski and Dara Khosrowshahi, his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 31st day of October, 2002.

/s/ VICTOR A. KAUFMAN ______________________________________
Name:	Victor A. Kaufman
Title:	Vice Chairman and Director

POWER OF ATTORNEY
For Registration Statement of
USA Interactive

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC"), under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-4 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Julius Genachowski and Dara Khosrowshahi, his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 6th day of November, 2002.

/s/ WILLIAM J. SEVERANCE ______________________________________
Name:	William J. Severance
Title:	Vice President and Controller

POWER OF ATTORNEY
For Registration Statement of
USA Interactive

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC"), under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-4 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Julius Genachowski and Dara Khosrowshahi, his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 27th day of September, 2002.

/s/ ROBERT R. BENNETT ______________________________________
Name:	Robert R. Bennett
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
USA Interactive

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC"), under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-4 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Julius Genachowski and Dara Khosrowshahi, his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 30th day of September, 2002.

/s/ EDGAR BRONFMAN, JR. ______________________________________
Name:	Edgar Bronfman, Jr.
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
USA Interactive

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC"), under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-4 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Julius Genachowski and Dara Khosrowshahi, his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 27th day of September, 2002.

/s/ ANNE M. BUSQUET ______________________________________
Name:	Anne M. Busquet
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
USA Interactive

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC"), under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-4 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Julius Genachowski and Dara Khosrowshahi, his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 26th day of September, 2002.

/s/ JEAN-RENÉ FOURTOU ______________________________________
Name:	Jean-René Fourtou
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
USA Interactive

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC"), under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-4 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Julius Genachowski and Dara Khosrowshahi, his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 26th day of September, 2002.

/s/ DONALD R. KEOUGH ______________________________________
Name:	Donald R. Keough
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
USA Interactive

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC"), under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-4 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Julius Genachowski and Dara Khosrowshahi, his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 26th day of September, 2002.

/s/ MARIE-JOSÉE KRAVIS ______________________________________
Name:	Marie-Josée Kravis
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
USA Interactive

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC"), under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-4 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Julius Genachowski and Dara Khosrowshahi, his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 26th day of September, 2002.

/s/ JOHN C. MALONE ______________________________________
Name:	John C. Malone
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
USA Interactive

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC"), under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-4 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Julius Genachowski and Dara Khosrowshahi, his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 26th day of September, 2002.

/s/ GEN. H. NORMAN SCHWARZKOPF ______________________________________
Name:	Gen. H. Norman Schwarzkopf
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
USA Interactive

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC"), under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-4 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Julius Genachowski and Dara Khosrowshahi, his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 28th day of September, 2002.

/s/ DIANE VON FURSTENBERG ______________________________________
Name:	Diane Von Furstenberg
Title:	Director

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EXHIBIT 24.1--Powers of Attorney